Filed Pursuant to Rule 497(a)

File No. 333-186414

Rethinking your floating rate fund allocation

Traditional open-end mutual funds and exchange traded funds are common investment vehicles used to access the senior secured loan market. While many investors gravitate to owning these types of liquid investments, recent history has shown that there is a hidden cost to daily liquidity.

The hidden cost of liquidity

2011 NET BANK LOAN MUTUAL FUND FLOWS VS. CREDIT SUISSE LEVERAGE LOAN INDEX (CSLLI)1

WHAT THE DATA TELLS US:

Unlike traditional floating rate funds, Franklin Square’s non-traded funds are not forced sellers during periods of market volatility. In addition, our funds can be opportunistic buyers while bank loan mutual fund managers sell assets to meet investor redemptions.

Buying high During the first half of 2011, bank loan mutual funds raised over $22 billion during periods of market strength...

Selling low ...but faced over $9 billion in net investor redemptions during periods of market volatility in the second half of 2011.

FSIC’s continuous offering Franklin Square’s flagship fund, FS Investment Corporation, raised and invested $760 million during the same period.

WHAT THE DATA TELLS US:

While other factors may have also contributed to performance such as general market volatility, bank loan mutual funds underperformed FSIC in the second half of 2011 due in large part to the negative impact of investor redemptions during that period.

	YTD	1 year	3 year	5 year
FSIC	3.14%	10.25%	11.09%	16.16%
MORNINGSTAR[3]	0.96%	4.16%	4.79%	10.83%
CSLLI	1.30%	5.04%	5.29%	12.24%
The returns quoted above are as of March 31, 2014 and are calculated using NAV performance and distributions declared during the period.

FS Investment Corporation (NYSE: FSIC) is a publicly traded business development company (BDC) which listed its shares on the New York Stock Exchange on April 16, 2014. Prior to such date, FSIC was a non-traded fund and raised approximately $2.7 billion in equity capital through its continuous public offering, which commenced on January 2, 2009. When considering an investment in a non-traded BDC or mutual fund, investors should determine whether the investment fits with their investment objective, time horizon and liquidity needs and understand any expenses, fees and risks associated with making such investment.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Since the closing of FSIC’s public offering in May 2012, FSIC has issued shares according to its Distribution Reinvestment Plan (“DRP”). As such, the YTD and 1-year returns shown below represent the compound annual percentage return an investor received for the relevant period taking into account all cash distributions during such period and assume an investor purchased shares through the DRP at the beginning of the respective period and reinvested all subsequent cash distributions. The 3-year and 5-year stockholder returns assume that an investor purchased shares at the Fund’s public offering price as of the beginning of such period, which included a sales load of up to 10% and offering expenses of up to 1.5%, and reinvested all cash distributions pursuant to FSIC’s DRP. Valuation as of the end of the applicable periods is based upon a repurchase price of $10.30 per share on April 1, 2014. The return information shown below is as of March 31, 2014.

	YTD	1 year	3 year	5 year
FSIC	3.1%	10.7%	7.5%	13.7%

1	Source: The Credit Suisse Leverage Loan Index (CSLLI) is an index designed to mirror the investable universe of the U.S. dollar-denominated leverage loan market. FSIC invests primarily in the floating rate loans of private U.S. companies.
2	Source: S&P Leveraged Commentary Data
3	Source: The Morningstar Bank Loan Mutual Fund Category includes all mutual funds tracked by Morningstar that invest primarily in floating-rate bank loans instead of bonds.

Securities of Franklin Square Capital Partners’ (“Franklin Square”) non-traded funds are offered through FS2 Capital Partners, LLC (“FS2 Capital”) (member FINRA/SIPC). FS2 Capital is an affiliated broker dealer that serves as the wholesaling distributor of funds sponsored by Franklin Square. This is neither an offer to sell nor a solicitation of an offer to buy securities involving the assets described herein. An offering is made only by a prospectus. A copy of the applicable prospectus is available free of charge by contacting Franklin Square at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by phone at 877-372-9880. This sales and advertising literature must be read in conjunction with the applicable prospectus and reports filed with the Securities and Exchange Commission (the “SEC”) in order to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any other state securities regulator has approved or disapproved of these securities or determined if any related prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK FACTORS

An investment in the securities of investment funds sponsored by Franklin Square involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in such securities involves; however, investors should carefully consider all of the information found in the section of the applicable prospectus entitled “Risk Factors” before deciding to invest in such securities.

•	Because there is no public trading market for shares of the non-traded funds and such funds are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that investors will be able to sell their shares. While the non-traded funds intend to conduct quarterly tender offers for their shares, only a limited number of shares will be eligible for repurchase and the funds may suspend or terminate their repurchase programs at any time. If an investor is able to sell shares of a non-traded fund prior to a liquidity event , such investor will likely receive less than the purchase price for the shares.
•	Our distributions may be funded from any source of funds legally available to us, including unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment.
•	An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
•	Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on the funds’ operating results.
•	A lack of liquidity in certain of the funds’ investments may adversely affect the funds’ business.
•	The funds are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on their investments.
•	The funds may borrow funds to make investments, which would increase the volatility of their investments and may increase the risks of investing in their securities.
•	These are “best efforts” offerings and if the funds are unable to raise substantial funds, then they will be more limited in the number and type of investments they make.

Our previous distributions to investors were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square Holdings, L.P. (“Franklin Square Holdings”), and our future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square Holdings will reduce the future distributions to which an investor would otherwise be entitled.

2929 Arch Street, Suite 675 Philadelphia, PA 19104 877-372-9880 www.franklinsquare.com

FS2 Capital is an affiliate of the investment advisers to Franklin Square’s funds and serves or has served as the dealer manager for the public offerings of shares by Franklin Square’s funds. These relationships may create conflicts in connection with FS2 Capital’s due diligence obligations under the federal securities laws. FS2 Capital is or was, as applicable, entitled to compensation in connection with the public offerings of Franklin Square’s funds, including receiving selling commissions (which are or were, as applicable, generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in such offerings. FS2 Capital is or was, as applicable, also reimbursed for accountable duediligence expenses based on the gross offering proceeds of shares sold in the offerings. In addition, the investment advisers to Franklin Square’s funds and their affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

AS-FSCP-FLOAT
EL 7/18/14